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                                                                 Exhibit 10.34.2


                             SECOND AMENDMENT TO THE
                                 SHELDAHL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         THIS INSTRUMENT, amending the Sheldahl, Inc. Supplemental Executive Retirement Plan, is made and entered into by Sheldahl, Inc., a Minnesota corporation, and shall be effective as of September 16, 1998.

                                    AMENDMENT

         1. Section 5.1 is hereby amended to read as follows:

                  5.1 The Participant shall receive a distribution of cash equal to the then-current value of the Participant's account in the time and manner as the Participant specifies, in accordance with Sections 5.2 and 5.3 of this Plan. Such election, once made, may be changed periodically by the Participant, provided that no election shall be changed subsequent to the Participant's termination of employment or directorship, and any election change made during the calendar year shall be effective only as to distributions that are made or begin in the following calendar year, and before the distribution becomes fully ascertainable in amount.


         2. Section 5.3 is hereby amended to read as follows:

                  5.3 A Participant may elect to have the amount deferred each year distributed at such time as provided below:

                  (a) in the year following the Participant's termination of employment or directorship with Sheldahl;

                  (b) in the year in which the fifth anniversary of the Participant's termination of employment or directorship occurs; or

                  (c) in the year or years following the calendar year for which an election of Deferred Compensation has been made by the Participant.

         3. Except as otherwise provided above, the provisions of the Sheldahl, Inc. Supplemental Executive Retirement Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Board of Directors of Sheldahl, Inc. has authorized its officer to execute this amendment, to be effective as of the date first above written.

                                                     SHELDAHL, INC.


                                       By
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                                       Its
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